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                      AIM ADVISOR INTERNATIONAL VALUE FUND

                       Supplement dated September 5, 2000
                      to the Prospectus dated May 1, 2000,
                          as Supplemented June 23,2000
                               and May 11, 2000

This supplement supersedes and replaces in its entirety the supplements dated June 23, 2000 and May 11, 2000.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

         o Ingrid E. Baker, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, she was a senior portfolio manager with HSBC Asset Management. From 1994 to 1997, she was a portfolio manager with AIG Global Investment Corp.

         o Frank J. Crown, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1995.

         o W. Lindsay Davidson, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1984.

         o Michele T. Garren, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1997. From 1993 to 1996, she was a senior portfolio manager with AIG Global Investment Corp.

         o Erik B. Granade, Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the subadvisor and/or its affiliates since 1996. From 1994 to 1996, he was a portfolio manager with Cashman Farrell & Associates.

         o Charles F. Radtke, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 2000. From 1994 to 2000, he was a vice president, portfolio manager, and research analyst with Templeton Worldwide, Inc.

         o John D. Rogers, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1994.

         o Kent A. Starke, Portfolio Manager, who has been responsible for the fund and has been associated with the subadvisor and/or its affiliates since 1992."

The following replaces in its entirety the first paragraph appearing under the heading "FUND MANAGEMENT -- THE ADVISORS" on page 4 of the prospectus:

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"A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Global Asset Management (N.A.), Inc. (the subadvisor), the fund's subadvisor, is located at 1315 Peachtree St., N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day manangement, including the fund's investment decisions and the execution of securities transactions with respect to the fund."

At a meeting held on May 10, 2000, the Board of Directors of AIM Advisor Funds, Inc. (the "company"), on behalf of AIM Advisor International Value Fund (the fund), voted to request shareholders to approve the following items that will affect the fund:

         - An Agreement and Plan of Reorganization which provides for the reorganization of the company, which is currently a Maryland corporation, as a Delaware business trust;

         - A new advisory agreement between the company and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with investments in certain affiliated money market funds and any new securities lending program implemented in the future);

         - Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

         - Changing the fund's investment objective and making it non-fundamental. The investment objective of the fund would be changed by eliminating from the investment objective the manner in which your fund proposes to achieve its objective of a high total return on investment. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Directors of the company without further approval by shareholders. Pursuant to this proposal, the fund's investment objective would read: "The fund's investment objective is to achieve high total return."

At a meeting held on September 1, 2000, the fund's shareholders approved these and other proposals. The proposals are expected to become effective on September 11, 2000.